Exhibit 32
CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies, in his capacity as an officer of California Water Service Group, that the Annual Report of California Water Service Group on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: February 26, 2026	By:	/s/ MARTIN A. KROPELNICKI

MARTIN A. KROPELNICKI Chairman, President and Chief Executive Officer California Water Service Group

Date: February 26, 2026	By:	/s/ JAMES P. LYNCH

JAMES P. LYNCH Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)